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Exhibit 10.27








                            EURAMAX INTERNATIONAL PLC






                             1999 PHANTOM STOCK PLAN























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EURAMAX INTERNATIONAL PLC

1999 Phantom Stock Plan



                                    SECTION 1

                                     GENERAL


1.1. PURPOSE. The Euramax International 1999 Phantom Stock Plan (the "Plan") has been established by Euramax International plc, a United Kingdom Corporation, (the "Company") to link Participants' interests with those of the Company's shareholders through compensation that is linked to the equity value of the Company; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.


1.2. PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.


1.3. OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 3 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).


                                    SECTION 2

                                 PHANTOM SHARES


2.1. DEFINITION OF PHANTOM SHARE.

Subject to Section 3.2(d) below, a "Phantom Share" is a unit equal to 4% of the Equity Value of Euramax International plc divided by 40,000. A Phantom Share entitles the Participant to receive, in cash or an alternative form of payment equivalent in value (as determined by the Committee), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a Phantom share at the time of payout; minus (b) the Beginning Value of a Phantom share.
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2.2. NUMBER AND FORM OF AWARDS. Each Participant will receive only one award under the Plan, unless the Committee determines, in its sole discretion, that additional awards should be made to a Participant. Each Award will consist of a specified number of Phantom Shares.


2.3. BEGINNING VALUE. The "Beginning Value" of each Phantom Share granted under this Section 2 shall be equal to four (4) percent of the equity value of the Company on the date the award is granted divided by 40,000. The equity value of the Company on the date the award is granted shall be determined by multiplying the Company's annual earnings before interest, taxes, depreciation and amortization (EBITDA) for the most recent twelve month period by six (6.0) and reducing that total by the total long-term debt outstanding on the date the award is granted or by an alternate method established by the Committee and approved by the Board at the time the Award is granted.


2.4. SETTLEMENT OF AWARDS. The settlement of Phantom Share awards shall be made in accordance with such terms and conditions and during such periods as may be established by the Committee. Settlement of Phantom Share awards will be made in cash, unless an alternative form of payment is determined by the Committee.


                                    SECTION 3

                          OPERATION AND ADMINISTRATION


3.1. EFFECTIVE DATE. Subject to the approval of the Board of Directors ("Board") of the Company, the Plan shall be effective as of January 1, 1999 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the Board, the Awards shall be contingent on approval of the Plan by the Board. No new awards may be made under the Plan after the five (5) year anniversary of the Effective Date; however, the Plan shall remain in effect as long as any Awards under it are outstanding.


3.2. SHARES SUBJECT TO PLAN. The number of Phantom Shares for which Awards may be granted under the Plan shall be subject to the following:


(a) Subject to the following provisions of this subsection 3.2, the maximum number of Phantom Shares that may be awarded to Participants and their beneficiaries under the Plan shall be equal to 40,000 Phantom Shares.


(b) To the extent any Phantom Shares covered by an Award are forfeited, such Phantom Shares shall not be deemed to have been awarded for purposes of determining the maximum number of Phantom Shares available for award under the Plan.

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(c) The maximum number of Phantom Shares that may be covered by Awards granted to any one individual pursuant to Section 2 shall be 20,000 Phantom Shares.


(d) In the event of a corporate transaction involving the equity of the Company (including, without limitation, any stock issuance, stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee shall make an appropriate adjustment to the Awards, subject to approval by the Board. Action by the Committee may include: (i) adjustment of the number of Phantom Shares which may be delivered under the Plan; (ii) adjustment of the number of Phantom Shares subject to outstanding Awards; (iii) adjustment of the calculation of the Beginning Value under Sections 2.1 and
Section 2.3 above; (iv) adjustment of the calculation of the Fair Market Value under Sections 2.1 and 8(e) herein; and (v) any other adjustments that the Committee determines to be equitable. Upon approval of the Committee's adjustments by the Board, the adjustments made by the Committee shall be final and binding upon the Participants under the Plan and under any outstanding Award Agreements. The Committee shall give prompt notice to all Participants of any adjustment pursuant to this Section 3.2(d).


3.3. GENERAL RESTRICTIONS. Notwithstanding any other provision of the Plan, the Company shall have no liability to make any other distribution of benefits under the Plan unless such delivery or distribution (i) would comply with all applicable laws, and the applicable requirements of any securities exchange or similar entity., and (ii) would not violate any provisions of any material agreements to which the Company is a party.


3.4. TAX WITHHOLDING. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, or through the surrender of amounts to which the Participant is otherwise entitled under the Plan.


3.5. PAYMENTS. Awards may be settled through cash payments, the delivery of shares of stock, or combination thereof as the Committee shall determine. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine; provided, however, that such conditions, restrictions and contingencies are set forth in the applicable Award Agreement to which such conditions, restrictions and contingencies apply.


3.6. TRANSFERABILITY. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

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3.7. AGREEMENT WITH COMPANY. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

No Award shall be valid unless evidenced by an Award Agreement.


3.8. ACTION BY COMPANY OR SUBSIDIARY. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law) by a duly authorized officer of such company, or by any other persons or persons approved by the Board.


3.9. GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.


3.10. LIMITATION OF IMPLIED RIGHTS.


(a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.


(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan and the Award Agreement. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company unless Awards are settled in shares of Stock, and until the date on which the holder thereof fulfills all conditions for receipt of such rights.


                                    SECTION 4

                          CHANGE IN CONTROL OR LISTING

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Subject to the provisions of paragraph 3.2(d) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control or Listing, all outstanding Phantom Shares shall become fully vested, and the Participant will receive, in cash or stock (as determined by the Committee and approved by the Board), value equal to, (or otherwise based on) the excess of:
(a) the Fair Market Value of a share of stock at the time of payout; minus (b) the Beginning Value of each share; times (c) the Participant's number of Phantom Shares in the Award.


                                    SECTION 5

                                    COMMITTEE


5.1. ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5. The Committee shall be selected by the President. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.


5.2. POWERS OF COMMITTEE. The Committee's administration of the Plan shall be subject to the following:


(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the number of Phantom Shares covered by the Awards, to establish the terms, conditions, vesting, performance criteria, restrictions, form and timing of payout, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to terminate the Plan.


(b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.


(c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
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(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan (subject to approval of the Board where required by the Plan) is final and binding on all persons.


(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and shareholder agreements of the Company, and applicable corporate law.


5.3. DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.


5.4. INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.


                                    SECTION 6

                            AMENDMENT AND TERMINATION


The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to subject to subsection 3.2(d) shall not be subject to the foregoing limitations of this
Section 6.


                                    SECTION 7

                                  GOVERNING LAW


The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Georgia and the United States of America.
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                                    SECTION 8

                                  DEFINED TERMS


In addition to the other definitions contained herein, the following definitions shall apply:

(a) Award. The term "Award" shall mean any award of Phantom Shares granted under the Plan.

(b) Board. The term "Board" shall mean the Board of Directors of the Company.

(c) Change in Control. Unless deemed to be otherwise by the Board, a "Change in Control" shall be deemed to have occurred if (i) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934 (the "1934 Act")) of any party to such merger of consolidation, (ii) the Company shall sell at least 50% of its assets by value in a single transaction or in a series of transactions to another corporation which is not a wholly owned subsidiary of the Company, or (iii) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities and Exchange Act of 1934.

(d) Eligible Employee. The term "Eligible Employee" shall mean any key executive or other management employee of the Company or a Subsidiary. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

(e) Fair Market Value. The "Fair Market Value" of a Phantom Share shall be determined by the following rules:

         (i) In the event of a Change in Control or Listing, the Fair Market Value shall be four (4) percent of the equity value of the Company divided by 40,000, where the equity value shall be determined by the Change in Control or Listing (unless a greater value is determined by the Committee and approved by the Board).

         (ii) If no Change in Control or Listing has occurred, the Fair Market Value shall be four (4) percent of the equity value of the Company divided by 40,000, where the equity value shall be determined by multiplying the Company's year-end earnings before interest, taxes, depreciation and amortization ("EBITDA") for the most recent twelve month period by six (6.0) and reducing that total by the total long-term debt outstanding as of the end of the most recent twelve month


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         period, unless an alternative method is determined in good faith by the
         Committee and approved by the Board.

(f) Listing. "Listing" shall mean the listing of all or any part of any class of the equity stock of the Company on a securities exchange.

(g) Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in the Internal Revenue Code of 1986, section 424(f), as amended) with respect to the Company.







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BENEFICIARY DESIGNATION FORM


                            EURAMAX INTERNATIONAL PLC
                             1999 PHANTOM STOCK PLAN


I wish to designate the following person(s) as my beneficiary(ies) to receive my Phantom Shares, if any, under the Euramax International plc 1999 Phantom Stock Plan (the "Plan") in the event of my death. I reserve the right to change this designation with the understanding that this designation, and any change thereof, will be effective only upon deliver to Euramax International plc. The right to settlement of my Phantom Shares under the Plan, if any, will be transferred to my primary beneficiaries who survive me, and to my secondary beneficiaries who survive me only if none of my primary beneficiaries survive me.

1.  PRIMARY BENEFICIARY

NAME OF BENEFICIARY                 PERCENTAGE                     RELATIONSHIP
-------------------                 ----------                     ------------







2.  SECONDARY BENEFICIARY

NAME OF BENEFICIARY                 PERCENTAGE                     RELATIONSHIP
-------------------                 ----------                     ------------






I acknowledge that execution of this form and delivery thereof to Euramax International plc revokes all prior beneficiary designations I have made with respect to my outstanding awards under the Plan.



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(Participant's signature)  (Date)